Exhibit 99.1

LETTER OF TRANSMITTAL

SCIENTIFIC GAMES CORPORATION

Offer to Exchange
All of Its Outstanding
6¼% Senior Subordinated Notes due 2012
and the Related Guarantees
in Exchange for
6¼% Senior Subordinated Notes due 2012
and the Related Guarantees
Which Have Been Registered Under
the Securities Act of 1933, as Amended,
Pursuant to the Prospectus Dated                   , 2005

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                    , 2005, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF OLD NOTES (AS DEFINED BELOW) MUST TENDER THEIR OLD NOTES ON OR PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered and Certified Mail: Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	By Overnight Courier:
Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9303-121
6th & Marquette Avenue
Minneapolis, MN 55479

By Facsimile Transmission:
(612) 667-6282

By Telephone:
(800) 344-5128

AND

Wells Fargo Corporate Trust
c/o Depository Trust Company
1st Floor
TADS Department
55 Water Street
New York, NY 10041	By Hand-Delivery: Wells Fargo Bank, N.A. Corporate Trust Services 608 2nd Avenue South Northstar East Building– 12th Floor Minneapolis, MN 55402

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this letter of transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the prospectus, dated                   , 2005 (as the same may be amended or supplemented from time to time, the "prospectus").

This letter of transmittal and instructions hereto (the "letter of transmittal") and the prospectus of Scientific Games Corporation (the "Company") constitute the Company's and certain of its subsidiaries' (the "Subsidiary Guarantors") offer (the "exchange offer"), to exchange an aggregate principal amount of up to $200,000,000 of the Company's 6¼% Senior Subordinated Notes due 2012, including the guarantees thereof by the Subsidiary Guarantors, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"; such notes, the "new notes"), for a like principal amount of the Company's issued and outstanding 6¼% Senior Subordinated Notes due 2012, which have not been registered under the Securities Act, including the guarantees thereof by the Subsidiary Guarantors (the "old notes").

This letter of transmittal is to be completed by holders of old notes if (a) certificates for old notes are being surrendered for exchange or (b) delivery of old notes is to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes," unless an "agent's message" (as defined below) is utilized. Certificates or book-entry confirmation of the transfer of old notes into the exchange agent's account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. In connection with any tender of old notes by book-entry transfer, an agent's message may be delivered as part of the book-entry confirmation in lieu of this letter of transmittal.

The term "book-entry confirmation" means a confirmation of a book-entry transfer of old notes into the exchange agent's account at DTC. The term "agent's message" means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that the Company and the Subsidiary Guarantors may enforce the letter of transmittal against such holder.

If old notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than 5:00 p.m., New York City time, on the expiration date, book-entry confirmation of the tender of the old notes into the exchange agent's account at DTC, along with a completed letter of transmittal or an agent's message.

The exchange agent and DTC have confirmed that any financial institution that is a participant in DTC may use the Automated Tender Offer Program ("ATOP") procedures to tender old notes. Accordingly, any participant in DTC may make book-entry delivery of old notes by causing DTC to transfer those old notes into the exchange agent's account at DTC in accordance with DTC's ATOP procedures.

Holders of old notes whose certificates for such old notes are not immediately available or who are unlikely to be able to deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on a timely basis, may nevertheless tender their old notes according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes—Guaranteed delivery." See Instruction 1.

DELIVERY OF DOCUMENTS TO DTC WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

METHOD OF DELIVERY

CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:______________________________________________________

DTC Account Number:__________________________________________________________

Transaction VOI Number:________________________________________________________

List below the old notes to which this letter of transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. No alternative, conditional or contingent tenders will be accepted. This form need not be completed by holders tendering old notes by ATOP.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)(1)	Aggregate Principal Amount Represented	Principal Amount Tendered(2)

Total Principal Amounts of Notes
(1) Need not be completed by book-entry holders of old notes.
(2) Unless otherwise indicated, a holder will be deemed to have tendered the entire aggregate principal amount represented by the certificates delivered to the exchange agent." See Instruction 4.

The names and addresses of the holders should be printed exactly as they appear on the certificates representing old notes tendered hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the principal amount of old notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the old notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such old notes.

The undersigned hereby irrevocably constitutes and appoints Wells Fargo Bank, National Association as the exchange agent and attorney-in-fact of the undersigned, with full knowledge that the exchange agent is also acting as agent of the Company and the Subsidiary Guarantors in connection with the exchange offer and as trustee under the indenture governing the old notes and the new notes, with respect to the tendered old notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (i) present such old notes and all evidences of transfer and authenticity to, or transfer ownership of, such old notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such old notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes, all in accordance with the terms and conditions of the exchange offer.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the old notes tendered hereby, (ii) the Company will acquire good, marketable and unencumbered title to the tendered old notes, free and clear of all liens, restrictions, charges and other encumbrances, and (iii) the old notes tendered hereby will not be subject to any adverse claims. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the old notes tendered hereby.

The undersigned understands that tenders of old notes pursuant to any one of the procedures set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes" and in the instructions to this letter of transmittal constitute a binding agreement between the undersigned and the Company. The undersigned recognizes that under certain circumstances set forth in the prospectus, the Company may not be required to accept for exchange any of the old notes tendered hereby.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby directs that the new notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of old notes, that such new notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing old notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of old notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby directs that the new notes be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Company and the Subsidiary Guarantors have no obligation pursuant to the "Special Issuance Instructions" to transfer any old notes from the name of the registered holders thereof if the Company does not accept for exchange any of the principal amount of such old notes so tendered.

By tendering old notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of the Subsidiary Guarantors, (ii) any new notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the new notes and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned hereby acknowledges and agrees that any broker-dealer and any holder of old notes using the exchange offer to participate in a distribution of the new notes (1) could not under SEC policy, as in effect on March 11, 2003, rely on the position of the SEC enunciated in its no-action letters entitled Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in Shearman & Sterling (available July 2, 1993), and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of new notes obtained by such holder in exchange for old notes acquired by such holder directly from the Company.

If the undersigned is not a broker-dealer, the undersigned hereby acknowledges that it is not engaged in, and does not intend to engage in, a distribution of the new notes.

If the undersigned is a broker-dealer holding old notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned hereby acknowledges that it will deliver a prospectus that meets the requirements of the Securities Act in connection with any resale of new notes received in respect of such old notes pursuant to the exchange offer. However, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

All authority conferred in this letter of transmittal shall survive the death or incapacity of the undersigned. Any obligation of the undersigned under this letter of transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender is irrevocable, except to the extent set forth in the prospectus under "The Exchange Offer—Withdrawal rights."

IMPORTANT: PLEASE SIGN HERE

To Be Completed By All Tendering Holders1
(Please complete Substitute Form W-9
or a Form W-8; see Instruction 12)

Signature(s) of Holder(s)

Date:  __________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for old notes tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 8.)

Name(s):  ______________________________________________________________________

(Please Print)

Capacity (full title):  ______________________________________________________________

(See Instruction 5)

Address:  ______________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.:  ______________________________________________________

(Taxpayer Identification or Social Security) Number:  ________________________________________

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If required; see Instruction 2)
For use by eligible institutions only.

Authorized Signature:  ____________________________________________________________

Name:  ______________________________________________________________________

(Please Print)

Title:  ________________________________________________________________________

Name of Firm:  __________________________________________________________________

Address:  ______________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.:  ______________________________________________________

Date:  __________________________

[1]	This letter of transmittal need not be completed by a holder of old notes tendering through ATOP.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 5, 6 and 13)

TO BE COMPLETED ONLY if new notes or old notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the old notes indicated above, or if old notes tendered and delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

old notes to:

new notes to:

Name:  ______________________________________________________________________

(Please Print)

Address:  ______________________________________________________________________

(Include Zip Code)

(Taxpayer Identification or Social Security Number):  ________________________________________

(See Substitute Form W-9)

  Credit old notes tendered by book-entry transfer that are not accepted for exchange to the following account at DTC:  ________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 5, 6 and 13)

TO BE COMPLETED ONLY if new notes or old notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the old notes indicated above, or to such registered holder(s) at an address other than that shown above.

Deliver (check appropriate box(es))

old notes to:

new notes to:

Name:  ______________________________________________________________________

(Please Print)

Address:  ____________________________________________________________________

(Include Zip Code)

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This letter of transmittal is to be completed by a holder of old notes to tender such holder's old notes if either (a) certificates are to be forwarded to the exchange agent herewith or (b) tenders are to be made by book-entry transfer pursuant to the procedures set forth herein and in the prospectus under "The Exchange Offer—Procedures for tendering old notes," unless an agent's message is utilized. Certificates or book-entry confirmation of transfer of old notes into the exchange agent's account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of old notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message my be transmitted to the exchange agent in lieu of an executed letter of transmittal. Old notes may be tendered in whole or in part in integral multiples of $1,000.

For purposes of the exchange offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of old notes. Only a holder of record may tender old notes in the exchange offer. Any beneficial owner of old notes who wishes to tender some or all of such old notes should arrange with DTC, a DTC participant or the record owner of such old notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 8.

Holders who wish to tender their old notes and (i) whose certificates for the old notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or prior to the expiration date or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their old notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes—Guaranteed delivery." Pursuant to such procedures: (i) such tender must be made by or through an eligible institution, (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company, must be received by the exchange agent on or prior to the expiration date, and (iii) the certificates for the old notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery, all as provided in the prospectus under "The Exchange Offer—Procedures for tendering old notes—Guaranteed delivery."

The notice of guaranteed delivery may be delivered to the exchange agent by hand, facsimile, mail or overnight delivery service on or prior to the expiration date and must include a guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery provided by the Company. As used herein, "eligible institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Exchange Act, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

The method of delivery of certificates for the old notes, this letter of transmittal, the certificate(s) representing the old notes and all other required documents, including delivery through DTC, is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or old notes should be sent to the Company or any Subsidiary Guarantor. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the exchange agent.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this letter of transmittal or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

2.    Guarantee of Signatures.    No signature guarantee on this letter of transmittal is required if:

a.    this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the old notes) of old notes tendered herewith, unless either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" has been completed; or

b.    such old notes are tendered for the account of a firm that is an eligible institution. In all other cases, an eligible institution must guarantee all signature(s) on this letter of transmittal. See Instruction 7.

3.    Inadequate Space.    If the space provided in the box entitled "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of old notes and any other required information should be listed on a separate signed schedule which is attached to this letter of transmittal.

4.    Partial Tenders    (not applicable to holders who tender by book-entry transfer). If less than all the old notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of old notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes Tendered." In such case, new certificate(s) for the remainder of the old notes that were evidenced by the old certificate(s) will be sent to the holder of the old notes as promptly as practicable after the Expiration Date. All old notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of old notes will be accepted only in integral multiples of $1,000.

5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the old notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any of the tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

If this letter of transmittal or any certificate, endorsement, bond power, power of attorney or any other document required by this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such person's authority so to act.

If this letter of transmittal is signed by the registered holder(s) of the old notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate instruments of transfer or exchange are required unless new notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on any such certificate(s) or instruments of transfer or exchange must be guaranteed by an eligible institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the old notes listed, the certificate(s) must be endorsed or accompanied by an instrument of transfer or exchange, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company and the Subsidiary Guarantors or the trustee under the indenture for the old notes may require in accordance with the restrictions on transfer applicable to the old notes. Signature(s) on any such certificates or bond powers must be guaranteed by an eligible institution.

6.    Withdrawal Rights.    Except as otherwise provided herein, tenders of old notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the exchange agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person that tendered the old notes to be withdrawn, (ii) identify the old notes to be withdrawn, including the total principal amount of old notes to be withdrawn and (iii) include a statement that such holder is withdrawing its election to have such old notes exchanged. Where certificates for old notes are transmitted, the name of the registered holder of the old notes, if different from that of the person withdrawing such old notes, must also be included. If certificates for the old notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the old notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of old notes tendered for the account of an eligible institution. If old notes have been tendered pursuant to the procedures for book-entry transfer set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of old notes may not be rescinded; however, old notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures set forth in the prospectus under "The Exchange Offer—Procedures for tendering old notes."

All questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by the Company and the Subsidiary Guarantors, in their sole discretion, which determination of such questions as well as their interpretation of the terms and conditions of the exchange offer (including this letter of transmittal) will be final and binding on all parties. None of the Company and the Subsidiary Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

Withdrawn old notes will be returned to the holder as promptly as practicable after withdrawal. Old notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC.

7.    Special Issuance and Delivery Instructions.    If new notes are to be issued in the name of and/or delivered to a person other than the signer of this letter of transmittal, or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed, and the signature(s) on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of old notes tendering old notes by book-entry transfer may instruct that old notes not exchanged be credited to such account maintained at DTC as such holder may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, certificates for old notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the old notes not exchanged were tendered by book-entry transfer, such old notes will be returned by crediting the account indicated above maintained at DTC.

8.    Return of Unexchanged Old Notes.    If any tendered old notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more old notes than are tendered or accepted for exchange, certificates for such nonexchanged or non-tendered old notes will be returned, or, in the case of old notes tendered by book-entry transfer, such old notes will be credited to an account maintained at DTC, without expense to the tendering holder, as promptly as practicable following the expiration or termination of the exchange offer.

9.    Irregularities.    All questions as to the form of all documents and the validity, form and eligibility (including time of receipt) and acceptance of tenders and withdrawals of the old notes will be determined by the Company and the Subsidiary Guarantors, in their sole discretion, which determination will be final and binding on all parties. The Company and the Subsidiary Guarantors reserve the absolute right, in their sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the Company's view, be unlawful. The Company and the Subsidiary Guarantors also reserve the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer—Conditions to the exchange offer" or any condition or irregularity in any tender of old notes by any holder, whether or not the Company and the Subsidiary Guarantors waive similar conditions or irregularities in the case of other holders. A tender of old notes is invalid until all defects and irregularities have been cured or waived. None of the Company and the Subsidiary Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any defects or irregularities in tenders, nor will any of them be liable for failing to give any such notice.

10.    Security Transfer Taxes.    Except as provided below, holders who tender their old notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) new notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old notes tendered or (ii) a transfer tax is imposed for any reason other than the exchange of old notes in connection with the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder or such other person. In the case of (i) or (ii) above, the exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

11.    Waiver of Conditions.    The Company and the Subsidiary Guarantors reserve the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the prospectus.

12.    Backup Withholding; Substitute Form W-9; Forms W-8.    Under the United States federal income tax laws, interest paid to holders of new notes received pursuant to the exchange offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and certifies that the number provided is correct, that such holder is a U.S. person (as defined for U.S. federal income tax purposes) and that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the exchange agent with such holder's correct TIN (or certify that such holder is awaiting a TIN) and certify that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a Form W-8BEN and/or other applicable Form(s) W-8 instead of the Substitute Form W-9, signed under the penalties of perjury, attesting to that individual's exempt status. Such Forms may be obtained from the exchange agent. Exempt holders (other than foreign persons), while not required to file a Substitute Form W-9, should file a Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Company may be required to withhold at the applicable rate (currently 28%) on interest payments made to a holder of new notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to interest payments on the new notes, a holder should notify the exchange agent of its correct TIN by completing the Substitute Form W-9 below and certifying on the Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on the Substitute Form W-9 that (i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to prior underreporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

To avoid backup withholding with respect to interest payments on the new notes, a holder is required to give the exchange agent the TIN of the registered holder of the new notes. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the new notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on what number to report. If the exchange agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS.

13.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing old notes have been lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

14.    Questions, Requests for Assistance and Additional Copies.    Questions regarding the procedure for tendering old notes and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the prospectus, this letter of transmittal, the notice of guaranteed delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the exchange agent at its address and telephone number, or from your broker, dealer, commercial bank, trust company or other nominee.

REQUESTER'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION
Give Form to the Requester. Do NOT send to the IRS.

Name (if a joint account or you changed your name, see enclosed Guidelines)

Business name, if different above.

Check appropriate box:       Individual/Sole Proprietor          Corporation          Partnership          Other   ________
      Exempt from back-up withholding

Address (number, street, and apt. or suite no.)

City, state and ZIP code.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	PART I—Taxpayer Identification Number (TIN). Enter your TIN on the appropriate line. The TIN provided must match the name set forth above to avoid backup withholding. For most individuals, this is your social security number (SSN). For most other entities, it is your employer identification number (EIN). If you do not have a number, write "Applied For" in the space in the right. See How to Get a TIN in the enclosed GUIDELINES.	Social Security Number OR Employer Identification Number __________________________
Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to give.
PART II—Certification
Under the penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE __________________________	DATE __________________________

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor—You must enter your individual name as shown on your Social Security card on the name line. You may enter your business, trade or "doing business as" name on the business name line.

Limited Liability Company (LLC)—If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, enter the owner's name on the name line. Enter the LLC's name on the business name line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities—Enter the business name as shown on required federal income tax documents on the name line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

Taxpayer Identification Number (TIN)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the LLC is a corporation, partnership, etc., enter the entity's employer identification number. See the chart below for further clarification of name and TIN combinations.

The table below will help determine the number to give the requester.

For this type of account:	Give Name and SSN of
1. Individual account	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single owner LLC	The owner(3)

For this type of account:	Give Name and SSN:
6. A valid trust, estate or pension (4)	Legal entity
7. Corporation or LLC electing corporate status on Form 8832	The corporation
8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9. Partnership or multi-member LLC	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's Social Security number.

(3)	You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

How to Get a TIN
If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can apply for an employer identification number online by accessing the IRS website at www.irs.gov/businesses/ and by clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester. For interest and dividend payments, and certain other payments, generally you have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your taxpayer identification number to the requester. Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Payees Exempt From Backup Withholding
For interest and dividends, the following payees are exempt from backup withholding:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments Exempt From Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Distributions made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

If you are exempt from backup withholding, you should still enter your name as described above and check the appropriate box for your status, check the "Exempt from back-up withholding" box in the line following the business name, sign and date the Form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester an appropriate completed and executed IRS Form W-8.

Privacy Act Notice.
Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold a portion, computed at the applicable rate on taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.